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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 FORM 8-K/A

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

                      Date of Report: January 16, 2001

                      (Date of earliest event reported)


                            PurchasePro.com, Inc.
           (Exact name of Registrant as specified in its Charter)


                                   Nevada
               (State or other jurisdiction of incorporation)

      000-26465                                        88-0385401
(Commission File No.)                    (IRS Employer Identification Number)



         3291 North Buffalo Drive, Suite 2, Las Vegas, Nevada 89129
             (Address of principal executive offices) (Zip Code)


             Registrant's telephone number, including area code:
                                (702) 316-7000

                                     N/A
        (Former name or former address, if changed since last report)


Item 7.  Financial Statements and Exhibits

On January 31, 2001, PurchasePro.com, Inc. (the "Company") filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to its acquisition of Stratton Warren Software, Inc. ("Stratton Warren"), a Georgia-based software company that designs and markets software for hotels, resorts, casinos, and other food service operations with purchasing, inventory and materials management requirements. In the 8-K, the Company indicated it would file by amendment the financial statements of Stratton Warren and proforma financial information relating to the acquisition of Stratton Warren. The Company recently completed its audit of Stratton Warren's financial statements and has concluded that the Company is not required to file any such financial statements or proforma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PURCHASEPRO.COM, INC.


Date: April 3, 2001                     By: /s/ Scott E. Wiegand
                                            ---------------------------------
                                            Scott E. Wiegand, Senior Vice
                                            President and General Counsel